UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 350-9900

Not applicable

(Former name or former address, if changed since last report)

Items 1-4. Not applicable
Item 5 Other Events
Item 7.
Items 8-12. Not applicable
SIGNATURES
INDEX TO EXHIBITS
Equity Underwriting Agreement, dated 10/15/03
Opinion of Ballard Spahr Andrews & Ingersoll, LLP

Items 1-4. Not applicable.

Item 5. Other Events.

     The Company entered into the Equity Underwriting Agreement, between the Company, Ramco-Gershenson Properties, L.P. and McDonald Investments Inc. and RBC Dain Rauscher Inc., on October 15, 2003, which is attached as Exhibit 1.

     In connection with the Company’s offering of common shares of beneficial interest pursuant to the Equity Underwriting Agreement, between the Company, Ramco-Gershenson Properties, L.P. and McDonald Investments Inc. and RBC Dain Rauscher Inc., dated October 15, 2003, Ballard Spahr Andrews and Ingersoll, LLP rendered the Opinion attached as Exhibit 5.

Item 7.

(a) – (b) Not applicable.

(c) Exhibits.

     Attached as Exhibits to this form are the documents listed below:

Exhibit	Document

1	Equity Underwriting Agreement, dated October 15, 2003, by and among Ramco-Gershenson Properties Trust, Ramco-Gershenson Properties, L.P. and McDonald Investments Inc. and RBC Dain Rauscher Inc.

5	Opinion of Ballard Spahr Andrews and Ingersoll, LLP

23.1	Consent of Spahr Andrews and Ingersoll, LLP (included in exhibit 5)

Items 8-12. Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: October 20, 2003	By:	/s/ Dennis Gershenson

Name: Dennis Gershenson
Title: President/CEO

INDEX TO EXHIBITS

Exhibit	Document

1	Equity Underwriting Agreement, dated October 15, 2003, by and among Ramco-Gershenson Properties Trust, Ramco-Gershenson Properties, L.P. and McDonald Investments Inc. and RBC Dain Rauscher Inc.

5	Opinion of Ballard Spahr Andrews and Ingersoll, LLP

23.1	Consent of Spahr Andrews and Ingersoll, LLP (included in exhibit 5)

4